UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2017
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HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-27622 (Commission File Number)	54-1796693 (IRS Employer Identification No.)

340 West Main Street Abingdon, Virginia (Address of principal executive offices)	24210-1128 (Zip Code)

Registrant's telephone number, including area code:  (276) 628-9181
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

On May 1, 2017, Highlands Bankshares, Inc. (the "Company") issued a press release reporting its financial results for the period ended March 31, 2017. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 26, 2017, the Company appointed John H. Gray as Chief Financial Officer of the Company and its wholly-owned subsidiary, Highlands Union Bank (the "Bank").  Subject to regulatory approval, Mr. Gray's appointment will become effective on or before June 1, 2017, upon effectiveness of the previously-announced resignation of the current Chief Financial Officer, James R. Edmondson, occurring on May 12, 2017.

Mr. Gray most recently served as Corporate Controller of Yadkin Financial Corporation from August 2014 through April 2017.  Previously, he served as Manager, Financial Reporting and Analysis and SEC Reporting, and in other roles for First Citizens BancShares, Inc. from 1986 through August 2014.

Mr. Gray will receive an initial base salary of $150,000 and will be eligible to participate in the Company's annual performance-based short-term incentive program.  In addition, he will receive a signing bonus of $40,000.  Mr. Gray will be entitled to participate in all of the employee benefit plans for which he is eligible, including health and dental insurance, group term life and long term disability options, and the Company's 401(k) plan.

            A copy of the press release announcing Mr. Gray's appointment is attached as Exhibit 99.2 to this report and is incorporated by reference into this Item 5.02.

Item 9.01.    Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 1, 2017
99.2	Press release dated April 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.
(Registrant)

May 1, 2017	By:	/s/ Robert M. Little, Jr.
Robert M. Little, Jr.
Chief Risk Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 1, 2017
99.2	Press release dated April 26, 2017.

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